UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 2400

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Annual Report

December 31, 2014

Pinnacle Value Fund Annual Report                                                         December 31, 2014

Dear Fellow Shareholders,

Our Fund’s NAV rose 4.8% in 2014. We ended the year at 42 positions with a weighted average market cap of $504 million, a dividend yield of 1.3% and a price to book value of 103%.  The benchmark R2000 rose 4.9% during the same period.

Total Return                                     2014            2013           2012           2011          2010

Pinnacle Value Fund                          4.8%          16.6%         18.9%         (4.9)%      13.5%

Russell 2000                                       4.9             38.6            16.3             (4.2)           26.9

S&P 500                                           13.7%          32.0%         15.9%          2.1%       15.1%

(All returns include dividend reinvestment. Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

As can be seen from the above box scores, US equities had another strong year in 2014 driven by acceptable corporate profits, a continuation of the Fed’s easy money policy, benign inflation and the absence of any corporate or sovereign blowups. The R2000 closed 2014 within 3% of it’s all time high and, in our opinion continues to trade at robust valuations. While most of our positions did well, our large cash balance muted our returns somewhat vs. the benchmark R2000. However volatility has picked up recently which often presents opportunities. We’ll continue to stay conservative, be attentive to dislocations and let valuations be our guide. Our focus has always been on generating above average risk (cash) adjusted returns over the long term.

Portfolio Activity 2014

The big story in late 2014 was energy where commodity prices fell sharply. Our small/micro universe includes several stocks that came into bargain territory for the first time in years. All are conservatively financed (to withstand cyclicality), well positioned and responsibly managed - we’ve known the management teams for years in most cases. Specifically, we added the following issues to the portfolio at attractive valuations which now account for 5.2% of assets:

1. Dawson Geophysical - seismic shooting, soon to merge with competitor TGC

2. Gulfmark Offshore - offshore marine transport of crews & materials to oil rigs

3. Permian Basin Royalty Trust - dedicated Texas oil & gas royalty trust

4. Seacor Holdings - river barge & offshore marine transport of crews & materials

5. Unit Corp.- 3 segments: contract drilling; oil & gas production; pipelines & tank farms

 The world needs oil and gas and we believe the ultimate direction of energy prices is up..

During the year we also added to Central Europe, Russia & Turkey Fund (CEE), a closed end fund that is down substantially as Russia continues to deal with the impact of low energy prices, a falling ruble, sanctions and potential unrest. While CEE’s discount to NAV is modest (10-11%), the underlying metrics are compelling with many portfolio companies trading at single digit PEs and substantial discounts to book value. We also added to MVC Capital, a business development firm now trading at a large discount to book value and yielding 5%. While no guarantee of future success, management has been recent buyers for their own accounts. We also boosted our holdings of Regional Management (RM), a provider of secured and unsecured installment loans to credit challenged customers. Two consecutive quarterly earnings shortfalls led to the ouster of a growth oriented CEO and his replacement by a long time board member with an immediate focus on better internal controls and stronger execution. RM is well financed with lots of potential runway for geographic expansion when appropriate. Finally, we added to SWK Holdings, a life sciences finance firm, at an attractive price via a rights offering.

On the sell side, the majority of sales were continued trimming of our bank and insurance holdings which have done well but where we continue to worry about the  impact of higher interest rates on loan and security portfolios. We’re also concerned that the banks are making loans against inflated asset values driven by ultra low interest rates. Our largest preferred stock, American Land Lease, was called away at par plus accrued interest.  We also sold most of our Cadus position since we feel their new strategy of flipping Florida homes is unwise and ill timed.

Winners vs. Sinners 2014

As you might expect in an up year like 2014, portfolio winners outpaced sinners. Major contributors to performance include Hallmark Financial (P&C insurance), SWK Holdings (life sciences finance), First Acceptance (non standard auto insurance), Montpelier Re (re-insurance) and Preferred Bank (Chinese American bank) all of which are executing well. Top detractors include MVC Capital, Old Republic Insurance, Alco Stores, Wilshire Bank and Cosine which are all dealing with company specific issues. We’ve sold one, added to another and hold the rest.

By now you should have received your yearend statement. The Fund distributed $1.04 of long term capital gains in late December so you also should have received a Form 1099-DIV for 2014 if you hold your shares in a taxable account. As always, should you have any questions about your account or the Fund, don’t hesitate to call or write. Thanks for your continued support.

John E. Deysher                                                                                           Pinnacle Value Fund

President & Portfolio Manager                                                                  745 Fifth Ave.- 2400

212-605-7100                                                                                               New York, NY 10151

 TOP 10 POSITIONS                                                                                     % net assets

1. Hallmark Financial - multi-line specialty insurer                                                 4.7

2. First Acceptance Corp.- non standard personal auto insurance                            4.6

3. SWK Holdings - life sciences finance                                                                  4.2

4. Montpelier Re - multi national reinsurer                                                              3.9

5. Capital Southwest Corp -  business development co.                                           3.8

6. Anchor Bank - savings bank                                                                                 2.9

7. MVC Capital - business development co                                                              2.4

8. Regional Management - consumer finance                                                           2.4

9  Asta Funding - specialty finance                                                                           2.2

10. National Security Group - regional property & casualty  insurer                       2.0

                                                                                                   Total                     33.1

YTD TOP 5 WINNERS (realized & unrealized gains)

1. Hallmark Financial                                                                                       $803,500

2. SWK Holdings                                                                                                562,600

3. Preferred Bank                                                                                                524,200

4. Montpelier Re                                                                                                 517,700

5. First Acceptance                                                                                             427,100

                                                                                                  Total            $2,835,100

YTD TOP 5 SINNERS (realized & unrealized losses)

1. MVC Capital                                                                                                $395,200

2. Old Republic                                                                                                  191,500

3. Alco Stores                                                                                                     154,200

4. Wilshire Bank                                                                                                123,100

5. Cosine                                                                                                            120,000

                                                                                                  Total              $984,000

SECURITY CLASSIFICATIONS

Government & Prime Money Market Funds                                                       43.3%

Insurance                                                                                                              19.0

Financial Services                                                                                                11.1

Closed End Funds                                                                                                  9.2

Banks & Thrifts                                                                                                     5.4

Energy                                                                                                                   5.2

Consumer Goods & Services                                                                                2.2

Industrial Goods & Services                                                                                 1.8

Conglomerate                                                                                                        1.6

Real Estate Investment Trusts                                                                               1.2

                                                                                                     Total             100.0%

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
			December 31, 2014
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Banks & Thrifts
91,200	Anchor Bancorp *	$ 694,836	$ 1,860,480
30,300	Preferred Bank	219,902	845,067
78,507	Wilshire Bancorp	212,125	795,276
		1,126,863	3,500,823	5.41%
Conglomerate
400	FRP Holdings, Inc. *	12,086	15,684
100	Steel Partners Holdings L.P. *	1,109	1,766
100,369	Regency Affiliates, Inc.	492,994	1,028,782
		506,189	1,046,232	1.62%
Energy
61,912	Dawson Geophysical Co.	807,086	757,184
32,100	Gulfmark Offshore, Inc.	727,184	783,882
63,847	Permian Basin Royalty Trust	644,883	609,739
10,822	Seacor Holdings, Inc. *	811,975	798,772
12,500	Unit Corp. *	379,965	426,250	5.22%
		3,371,093	3,375,827

Financial Services
160,356	Asta Funding, Inc. *	224,567	1,403,115
294,445	BKF Capital Group, Inc. (a) *	844,164	426,945
76,140	Cadus Corp. *	114,737	109,642
285,670	CoSine Communications, Inc. *	697,285	571,340
98,128	Regional Management Corp. *	1,266,685	1,551,404
338,750	Special Diversified Opportunities, Inc. *	309,864	389,562
2,053,711	SWK Holdings Corp. *	1,840,294	2,710,898
		5,297,596	7,162,906	11.08%
Furniture & Fixtures
17,200	Hooker Furniture Corp.	177,424	295,324
6,363	Flexsteel Industries, Inc.	32,602	205,207
		210,026	500,531	0.77%
Greeting Cards & Giftwrap
31,064	CSS Industries, Inc.	494,323	858,609	1.33%

Insurance
31,448	EMC Insurance Group, Inc.	578,620	1,115,146
1,158,555	First Acceptance Corp. *	2,043,881	2,954,315
250,724	Hallmark Financial Services, Inc. *	1,640,612	3,031,253
20,363	Independence Holding Co.	87,126	284,064
70,100	Montpelier Re Holdings Ltd.	866,509	2,510,982
93,818	National Security Group, Inc.	775,362	1,261,843
900	Navigators Group, Inc. *	33,483	66,006
71,600	Old Republic International Corp.	556,995	1,047,508
		6,582,588	12,271,117	18.97%
Real Estate Investment Trusts
41,500	Getty Realty Corp.	586,745	755,715	1.17%

Restaurants
10,493	Ruby Tuesday, Inc. *	63,375	71,772	0.11%

Security Services
48,854	Costar Technologies, Inc. *	375,837	630,217	0.97%

Test & Measurement
133,760	Electro Sensors, Inc. *	557,931	523,135	0.81%

Total for Common Stock		$ 19,172,566	$ 30,696,884	47.47%

Closed-End & Exchange Traded Funds
3,417	Aberdeen Singapore Fund, Inc.	20,742	40,731
2,000	ASA Gold and Precious Metals Ltd.	19,960	20,220
4,378	Babson Capital Participation Investors	57,232	57,921
64,400	Capital Southwest Corp.	1,164,389	2,441,404
23,637	Central Europe & Russia Fund, Inc.	513,210	467,540
64,780	Japan Smaller Capitalization Fund, Inc.	414,665	581,077
159,850	MVC Capital, Inc.	1,460,075	1,571,325
25,659	Petroleum & Resources Corp.	429,745	611,711
1,000	Sprott Gold Miners ETF	15,760	17,560
11,883	Turkish Investment Fund, Inc.	95,784	131,069

Total for Closed-End & Exchange Traded Funds		$ 4,191,562	$ 5,940,558	9.19%

SHORT TERM INVESTMENTS
Money Market Fund
500,000	Invesco Liquid Assets Portfolio Fund Institutional Class 0.06% **	500,000	500,000
500,000	Federated Money Market Prime Obligation Fund Institutional Class 0.10% **	500,000	500,000
27,350,575	First American Government Obligation Fund Class Z 0.01% **	27,350,575	27,350,575

Total for Short Term Investments		$ 28,350,575	$ 28,350,575	43.84%

	Total Investments	$ 51,714,703	$ 64,988,017	100.49%

	Liabilities in excess of other Assets		(316,181)	(0.49)%

	Net Assets		$ 64,671,836	100.00%

(a) Level 2 Security
* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at December 31, 2014.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2014

Assets:
Investment Securities at Market Value	$ 64,988,017
(Identified Cost $51,714,703)
Cash	385,093
Receivables:
Dividends and Interest	92,472
Shareholder Subscriptions	109,000
Prepaid Expenses	13,359
Total Assets	65,587,941
Liabilities:
Payable to Advisor	885,560
Shareholder Redemptions	2,300
Accrued Expenses	28,245
Total Liabilities	916,105
Net Assets	$ 64,671,836

Net Assets Consist of:
Paid-In Capital	$ 50,939,526
Accumulated Realized Gain on Investments	458,996
Unrealized Appreciation in Value of Investments Based on Identified Cost	13,273,314
Net Assets	$ 64,671,836
Net Asset Value and Redemption Price
Per Share ($64,671,836/3,755,802 shares outstanding), no par value, unlimited
shares authorized	$ 17.22

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2014

Investment Income:
Dividends	$ 546,326
Interest	1,661
Total Investment Income	547,987
Expenses:
Investment Advisor Fees (Note 3)	818,847
Transfer Agent & Fund Accounting Fees	46,186
Insurance Fees	15,709
Custodial Fees	13,243
Audit Fees	15,001
Registration Fees	8,235
Trustee Fees	10,090
Legal Fees	5,326
Miscellaneous Fees	8,076
Printing & Mailing Fees	4,226
Total Expenses	944,939

Net Investment Loss	(396,952)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	3,225,685
Capital Gain Distributions from Regulated Investment Companies	53,748
Change in Unrealized Appreciation on Investments	186,416
Net Realized and Unrealized Gain on Investments	3,465,849

Net Increase in Net Assets from Operations	$ 3,068,897

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2014	12/31/2013
From Operations:
Net Investment Loss	$ (396,952)	$ (413,219)
Net Realized Gain on Investments	3,225,685	5,250,517
Capital Gain Distributions from Regulated Investment Companies	53,748	89,728
Net Unrealized Appreciation	186,416	4,062,908
Increase in Net Assets from Operations	3,068,897	8,989,934

From Distributions to Shareholders:
Net Realized Gain from Security Transactions	(3,692,183)	(4,085,619)
Total Distributions to Shareholders	(3,692,183)	(4,085,619)

From Capital Share Transactions: (a)
Proceeds From Sale of Shares	8,198,996	9,353,996
Shares issued in Reinvestment of Dividends	3,468,628	3,833,545
Cost of Shares Redeemed	(12,161,774)	(4,939,948)
Net Increase (Decrease) from Shareholder Activity	(494,150)	8,247,593

Net Increase (Decrease) in Net Assets	(1,117,436)	13,151,908

Net Assets at Beginning of Period	65,789,272	52,637,364
Net Assets at End of Period (b)	$ 64,671,836	$ 65,789,272

Share Transactions:
Issued	464,507	537,916
Reinvested	203,319	224,315
Redeemed	(687,464)	(287,610)
Net increase (decrease) in shares	(19,638)	474,621
Shares outstanding beginning of Period	3,775,440	3,300,819
Shares outstanding end of Period	3,755,802	3,775,440

(a) Net of Redemption Fees of $14,467 for the period ended December 31, 2014, and $5,240 for the period ended December 31, 2013.
(b) Includes undistributed net investment income of $0 at December 31, 2014 and $0 at December 31, 2013.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net Asset Value -
Beginning of Period	$ 17.43	$ 15.95	$ 13.89	$ 14.61	$ 12.87
Net Investment Income (Loss) *	(0.10)	(0.12)	(0.04)	(0.13)	(0.12)
Net Gains or Losses on Securities
(realized and unrealized)	0.93	2.75	2.66	(0.59)	1.86
Total from Investment Operations	0.83	2.63	2.62	(0.72)	1.74

Distributions from Net Investment Income	-	-	-	-	-
Distributions from Capital Gains	(1.04)	(1.15)	(0.56)	-	-
	(1.04)	(1.15)	(0.56)	-	-

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Period	$ 17.22	$ 17.43	$ 15.95	$ 13.89	$ 14.61

Total Return	4.80%	16.62%	18.88%	(4.93)%	13.52%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 64,672	$ 65,789	$ 52,637	$ 47,640	$ 64,475

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.44%	1.45%	1.49%	1.48%	1.47%
Ratio of Net Income (Loss) to Average Net Assets	(0.57)%	(0.69)%	(0.26)%	(0.93)%	(0.91)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.44%	1.46%	1.49%	1.47%	1.47%
Ratio of Net Income (Loss) to Average Net Assets	(0.57)%	(0.71)%	(0.26)%	(0.91)%	(0.91)%

Portfolio Turnover Rate	20.94%	3.78%	8.14%	34.11%	5.46%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share.

PINNACLE  VALUE FUND

BERTOLET CAPITAL TRUST

Notes to Financial Statements

December 31, 2014

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level  1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,  interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used.  The below table summarizes the inputs used at December 31 2014:

                                                        Level 1             Level 2              Level 3                           Total

Equity (a)                          $36,210,497         426,945                  0                  $ 36,637,442

Money Market Funds         28,350,575                    0                  0                     28,350,575

Investments at Market     $64,561,072         426,945                  0                   $ 64,988,017

(a) See Schedule of Investments for industry breakout. There were no transfers at year end.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the year ended December 31, 2014, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At December 31, 2014 the Fund held approximately 44% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in Government and Agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity, the Invesco Liquid Assets Portfolio Fund, and the Federated Prime Obligation Fund. Further information on these funds is available at www.sec.gov.

As of December 31, 2014 the Fund had approximately 42% of its assets in First American Government Obligation Fund - Class Z. The investment in the First American Government Obligation Fund - Class Z represents approximately 0.1% of the Money Market Portfolio net assets which was approximately $18.4 billion dollars at December 31, 2014. If the Adviser determines that it is in the best interest of the Fund and its shareholders may redeem its investment.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2014 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset per value share.  During the year ended December 31, 2014, accumulated net investment income was increased by $396,952, accumulated net realized gain was decreased by $33,684, and paid in capital was decreased by $363,268.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the year ended December 31, 2014, $14,467 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the year ended December 31, 2014, Adviser earned $818,847 in fees.

A Fund officer and trustee are also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.49%, of average daily net assets through April 30, 2015.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  The Adviser had no recoupment in 2014 and $0 available for recoupment at year end.

4.)

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2014, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $7,048,622 and $8,252,824, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the year ended Dec. 31, 2014 the Fund paid a long-term capital gain distribution of $1.03644 per share.

The tax nature of distributions paid during the year ended Dec. 31, 2014 and year ended Dec. 31, 2013 are:

	2014	2013
Net Investment Income	$0	$ 211,006
Long Term Capital Gain	$ 3,692,183	$ 3,874,613

At Dec. 31, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $52,793,064

Gross tax unrealized appreciation                                                                     $13,038,833

Gross tax unrealized depreciation                                                                          (843,880)

Net tax unrealized appreciation                                                                           12,194,953

Accumulated realized gain on investments –net                                                   1,537,357

Total Distributable Earnings                                                                              $13,732,310

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to yearend. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (59)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (82)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (59)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (49)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Hts.,OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust (“Trust”), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period  then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2015

PINNACLE  VALUE FUND

BERTOLET CAPITAL TRUST

Performance Illustration

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED DECEMBER 31, 2014

	1 Year	3 Year	5 Year	11 Year
Pinnacle Value Fund	4.80%	13.25%	9.41%	8.66%
Russell 2000 Index	4.89%	19.19%	15.55%	8.69%

28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
Pinnacle Value Fund
$24,934
Russell 2000 Index
$24,997
1/1/2004
6/30/2004
12/31/2004
6/30/2005
12/31/2005
6/30/2006
12/31/2006
6/30/2007
12/31/2007
6/30/2008
12/31/2008
6/30/2009
12/31/2009
6/30/2010
12/31/2010
6/30/2011
12/31/2011
6/30/2012
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014

Chart assumes an initial investment of $10,000 made on 1/1/2004.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2014	December 31, 2014	July 1, 2014 to December 31, 2014

Actual	$1,000.00	$1,020.46	$7.28
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.95	$7.27

* Expenses are equal to the Fund's annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/14      FYE 12/31/13

Audit services                                                                         $12,300                 $12,300

Tax services                                                                              $2,700                   $2,700

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/14    FYE 12/31/13

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits attached hereto. none

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 3, 2015